                                 Old Westbury
                              International Fund
                      ----------------------------------
                                        Annual Report
                                        October 31, 1995










                                Bessemer Trust
                              ------------------
                              Investment Advisor

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                                   November 1995
--------------------------------------------------------------------------------

     International markets have continued to be volatile throughout the year. Most markets recovered well in the first half of the six month period covered by this report. Developed markets have largely stabilized since then but emerging markets have fallen back once again led by Latin America. The developed markets continue to represent good value relative to anticipated growth rates. We believe the emerging markets are undervalued and are at levels where any recovery in confidence could produce very substantial returns.

PERFORMANCE

     The Old Westbury International Fund (the 'Fund') rose by 2.3% in the six month period ending October 31, 1995. This compares with a fall of 1.2% in the Morgan Stanley Capital International: Europe, Australia and Far East Index ('EAFE') over the same period while the Morgan Stanley Capital International Emerging Markets Free Index ('MSCI') which measures the performance of the 'free' emerging markets rose 0.9%. The Fund fell 8.6% in the year as a whole compared to a fall of 0.4% for the EAFE Index. This was due to the Fund's exposure to Latin America which is not represented in EAFE and which performed very poorly in the first quarter when Mexico devalued and the reverberations unsettled all Latin American markets. The MSCI fell 19.4% in the year.

PORTFOLIO COMPOSITION

     There were few significant changes in the overall asset distribution of the Fund. The proportion invested in Asia rose slightly due to a combination of new money and market action and the proportion in Latin America fell.

     The Fund continues to be uninvested in Japan. The market had a good rebound when the currency weakened and both factors have helped to boost corporate earnings. We continue to believe the market is overvalued on fundamentals and remain concerned about the bad debt problems of the financial sector.

CONCLUSION

     We continue to believe that the developed markets of Europe, Australia and Canada represent an extremely good value relative to their growth rates and that superior rates of economic growth in the emerging markets will translate into faster earnings growth and that this will attract investors once confidence returns and the momentum of the U.S. market starts to moderate.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
November 1995 (Continued)
--------------------------------------------------------------------------------

Line graph with two axes: the X-axis represents years of operations; the Y-axis represents dollar value. The graph plots three lines: the first line represents the growth of a ten thousand dollar investment in the Fund from October 22, 1993 to October 31, 1995; the second line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Morgan Stanley Capital International: (EAFE) for the same time period; and the third line represents the growth of a ten thousand dollar investment in a portfolio of securities reflecting the composition of the Morgan Stanley Capital International Emerging Markets Free Index (MSCI) for the same time period. The graph points are as follows:

                                    [CHART]

                                   Morgan Stanley           Morgan Stanley
                               Capital International:   Capital International
               Old Westbury    Europe, Australia and       Emerging Markets
               International      Far East Index              Free Index
                   Fund               (EAFE)                   (MSCI)*
               -------------   ----------------------   ---------------------


10/22/93        $ 9,551                $10,000                       --
10/31/93          9,685                  9,993                  $10,000
10/31/94         10,325                 11,002                   12,936
10/31/95          9,440                 10,961                   10,423

                         * Start value as of 10/31/93



     Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED OCTOBER 31, 1995
--------------------------------------
                                                                        SINCE
               OLD WESTBURY INTERNATIONAL FUND                1 YEAR  INCEPTION*
                                                              ------  ----------
   Without sales charge...................................     -8.6%     -0.6%
   With 4.5% sales charge.................................    -12.7%     -2.8%

------------------
* October 22, 1993

     The chart above illustrates the total value of a $10,000 investment from inception (assuming a 4.5% sales charge) with dividends and capital gains reinvested. The EAFE index is a weighted index comprised of approximately 1,100 securities listed on the stock exchanges of Europe, Australia and the Far East.

The EAFE index also includes the reinvestment of dividends, net of withholding taxes, but does not include fees and expenses associated with an investment in the Fund. The MSCI Index is a weighted index comprised of approximately 1,100 securities in 20 'free' emerging markets. A free market is defined as a market with no restrictions on foreign investors. The MSCI Index includes the reinvestment of gross dividends, but does not include fees and expenses associated with an investment in the Fund.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                              INVESTMENT OUTLOOK
                                                                   November 1995
--------------------------------------------------------------------------------

JAPAN

     Japan has had a difficult year. The earthquake and the surge of the Yen hit personal consumption and caused a further scaling back of corporate investment plans for all except electrical machinery companies. The recent weakness of the Yen and a reasonably constructive supplementary budget will help, but growth in 1995 looks likely to be below 1.0%. A recovery in confidence should permit growth of 2.0% in 1996. In addition to the Yen, the economy has to contend with continuing problems in the financial sector which are exacerbated by the equity market's fall. We are concerned that the government will have to arrange a formal bailout which will involve a substantial increase in bond issuance.

     Corporate earnings have benefited from the recent decline in the Yen and the market rebound. This could cause a rise of 15-20% by March 1996 and a recovery in the economy and more serious restructuring could result in a further rise of 30% by March 1997. This puts the market on a P/E ratio of 53.9 times March 1997 earnings, which we continue to find relatively unattractive. Failure to deal with the financial crisis also continues to be a concern.

PACIFIC BASIN

     The Australian and New Zealand economies have responded to the steady rise in interest rates in both countries in 1994 and 1995 and have slowed down. Housing starts and consumer spending have been first to respond. Real GDP which exceeded 5.0% in the year through June 1995 should slow to around 3.0% in the year by June 1996. Inflation should continue to be moderate and this should permit bond yields to decline modestly from current levels. Earnings should grow 10-15% per annum for the next two years. This puts New Zealand on 12.3 times and Australian Industrial shares on 10.8 times June 1997 earnings which we find attractive.

     Weak consumer confidence has moderated the growth of the Hong Kong economy. However capital spending, notably the airport and railway projects, will continue to support growth. Signs that the Chinese economy is slowing and that the tight monetary policy could be eased soon is also very encouraging for Hong Kong. Sentiment in Hong Kong has already recovered as evidence of a moderating U.S. economy suggested a benign

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
November 1995 (Continued)
--------------------------------------------------------------------------------

interest rate environment and residential property prices stabilized. With earnings likely to grow 13% in 1995 and 1996 and to benefit from China's recovery thereafter, we continue to find the market, selling on 11.3 times 1996 earnings, attractive.

     The rest of the Pacific Rim has suffered from rising interest rates but with inflation probably now peaking we expect these markets selling on around
14.0 times 1996 earnings to perform well.

EUROPE

     Though economic growth has been sluggish, corporate profits have in many cases exceeded expectations and markets have improved as a result. Looking ahead, we believe that the French market should provide the best opportunities among the larger markets while Spain and Ireland seem to have the best prospects elsewhere. Eastern European markets have recently shown some recovery and we believe that investors will return to the Polish market which we consider to be attractive, after the Presidential elections.

LATIN AMERICA

     After a strong recovery in the summer, all Latin American markets have been again badly hit by nervousness due to the renewed weakness of the Mexican currency. Share prices fell sharply again, exacerbated in the case of Mexico by the reduction in the value of the Peso. Economic stability is returning to the region, with reasonable growth and reduced inflation anticipated for 1996. We have maintained our stake in these markets on the basis that, provided no further shocks are seen, valuations should continue to improve from the current very depressed levels.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                              INVESTMENT OUTLOOK
                                                       November 1995 (Continued)
--------------------------------------------------------------------------------

                                    PORTFOLIO ALLOCATION AT
                                -------------------------------    EAFE
GEOGRAPHICAL AREA               10/31/95    4/30/95    10/31/94    INDEX
-----------------------------   --------    -------    --------    -----
Australia....................     9.8%       10.3%       9.2%       2.7%
Hong Kong....................     8.6         9.1       10.5        3.2
Rest of Asia.................    21.6        19.3       17.5        3.7

UK...........................     8.6        10.9        9.0       17.1

France.......................     6.2         6.3        5.2        6.5
Spain........................     3.5         3.0        3.1        1.7
Germany......................      --          --         --        6.9
Netherlands..................     3.4         3.6        2.5        4.0
Switzerland..................     2.9         2.8        2.4        6.1
Italy........................     2.4         2.6        2.3        2.3
Rest of Europe...............    10.7        11.7        9.9        5.9

Latin America................    13.3        14.9       16.0         --

South Africa.................     4.4         4.7        4.6         --

Canada.......................     2.4         3.0        2.5         --

Japan........................      --          --         --       39.9

Other assets and
  liabilities, net*..........     2.2        (2.2)       5.3         --
                               ------      ------     ------     ------
                                100.0%      100.0%     100.0%     100.0%
                               ======      ======     ======     ======

------------------
* Includes cash, unrealized gains/losses on forward foreign currency contracts, pending trades and fund share transactions, interest and dividends receivable and accrued expenses payable.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
COMMON & PREFERRED STOCKS--95.6%

             ARGENTINA--3.2%
     69,868  Banco De Galicia Y Buenos Aires (Banks)               $    329,777
     60,738  Capex (Utilities)                                          391,760
     35,000  Central Puerto--Class 'B' (Utilities)                      106,750
    207,024  Perez Companc--Class 'B' (Energy)                          912,975
    272,100  Telefonica De Argentina ORD--Class 'B' (Services)          574,131
     56,470  YPF Sociedad Anonima--Class 'D' (Energy)                   974,108
                                                                   ------------
             TOTAL ARGENTINA                                          3,289,501
                                                                   ------------
              AUSTRALIA--9.8%
    195,300  Amcor Ltd. (Consumer Goods)                              1,461,300
     66,000  Brambles Industries, Ltd. (Services)                       700,602
    305,000  CSR Ltd. (Materials)                                       945,683
    104,069  Lend Lease Corporation Ltd.
               (Financial Services & Property)                        1,444,988
    223,600  National Australia Bank Ltd. (Banks)                     1,911,086
    270,077  News Corporation Ltd. (Services)                         1,359,527
     80,339  News Corporation Ltd. Preferred (Services)                 366,536
    324,135  Western Mining Corporation (Materials)                   2,075,297
                                                                   ------------
             TOTAL AUSTRALIA                                         10,265,019
                                                                   ------------
              BRAZIL--2.2%
 27,190,552  Banco Nacional--Preferred (Banks)                          537,080
     31,000  Companian Energitica De Sao Paulo ADR (Utilities)*         310,000
      1,020  Companian Energitica De Sao Paulo--Restricted ADR
               (Utilities)                                               10,200
 35,343,000  Telebras Preferred (Services)                            1,424,525
                                                                   ------------
             TOTAL BRAZIL                                             2,281,805
                                                                   ------------
              CANADA--2.4%
    138,000  Air Canada Class 'A' (Services)*                           451,719
     23,512  Canadian Imperial Bank of Commerce (Banks)                 636,251
     78,533  Laidlaw Transportation--Class 'B' (Services)               708,386
     50,480  MacMillan Bloedel Ltd. (Materials)                         666,582
                                                                   ------------
             TOTAL CANADA                                             2,462,938
                                                                   ------------

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             CHINA--0.0%
      1,560  China Southern Glass (Materials)                      $        868
      6,500  Dazhong Taxi (Services)                                      5,265
      7,800  Jin Qiao Export (Financial Services & Property)              3,588
                                                                   ------------
             TOTAL CHINA                                                  9,721
                                                                   ------------
             COLOMBIA--1.1%
    105,209  Cementos Diamante--Ordinary Shares (Materials)             511,697
     80,997  Nacional De Chocolates (Consumer Goods)                    645,734
                                                                   ------------
             TOTAL COLOMBIA                                           1,157,431
                                                                   ------------
             EASTERN EUROPE--0.4%
     60,000  First N.I.S. Regional Fund (Mutual Fund)*                  420,000
                                                                   ------------
             ECUADOR--0.3%
  1,282,504  Banco Popular (Banks)                                      282,801
                                                                   ------------
             FINLAND--1.5%
     14,700  Metra--Class 'B' (Capital Goods)                           637,955
     11,300  Metsa Serla (Materials)                                    413,109
     24,600  Repola Oy Sedol (Capital Goods)                            476,937
                                                                   ------------
             TOTAL FINLAND                                            1,528,001
                                                                   ------------
             FRANCE--5.0%
      3,878  Accor (Services)                                           461,705
     12,005  Elf Aquitaine Societe Nationale (Energy)                   819,194
     13,978  Lafarge Coppee (Materials)                                 928,311
     11,400  Michelin (Capital Goods)                                   461,373
     21,888  Schneider (Capital Goods)                                  845,917
      8,019  Television Francais 1 (Services)                           829,835
     17,925  Valeo (Consumer Goods)                                     811,400
                                                                   ------------
             TOTAL FRANCE                                             5,157,735
                                                                   ------------
             HONG KONG--8.6%
    996,768  ASM Pacific Technology Ltd. (Electronics &
               Electrical Equipment)                                    941,223
    300,300  Citic Pacific Ltd. (Diversified)                           938,098
    640,000  Gold Peak (Consumer Goods)                                 310,447

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             HONG KONG (Continued)
  1,454,730  Guangdong Investment Ltd. (Diversified)               $    856,188
    176,969  HSBC Holdings Ltd. (Banks)                               2,575,285
  1,661,000  M.C. Pakaging A.K. Ltd. (Capital Goods)                    709,021
    355,149  Swire Pacific Ltd.--Class 'A' (Diversified)              2,664,490
                                                                   ------------
             TOTAL HONG KONG                                          8,994,752
                                                                   ------------
             INDIA--1.7%
     50,100  Indian Rayon Industries GDR (Materials)                    576,150
    105,700  Mahindra & Mahindra GDR (Capital Goods)                  1,215,550
                                                                   ------------
             TOTAL INDIA                                              1,791,700
                                                                   ------------
              INDONESIA--4.6%
    185,015  Indofood Sukses Makmur (Consumer Goods)                    851,721
     28,300  Indonesia Satellite Corporate ADR's (Services)             937,437
    303,658  Lippo Bank (Banks)                                         635,408
    678,492  Mayora Indah (Consumer Goods)                              493,177
    227,000  Semen Gresik (Materials)                                   580,000
    172,000  Tigaraksa Satria (Consumer Goods)                          608,062
    334,000  Trias Sentosa (Materials)                                  735,683
                                                                   ------------
             TOTAL INDONESIA                                          4,841,488
                                                                   ------------
              IRELAND--4.6%
    190,199  Allied Irish Banks (Banks)                                 959,918
     57,000  Bank of Ireland (Banks)                                    378,494
    126,400  Cement Roadstone Holdings (Materials)                      834,216
    150,000  Irish Life (Financial Services)                            548,366
    382,512  Smurfit (Jefferson) Group (Materials)                    1,020,940
  1,225,350  Waterford Wedgwood (Consumer Goods)                      1,090,169
                                                                   ------------
             TOTAL IRELAND                                            4,832,103
                                                                   ------------
              ITALY--2.4%
    518,100  Fiat--Preferred (Consumer Goods)                         1,023,496
    698,100  Montedison (Materials)*                                    480,177
    342,000  Stet (Services)                                            969,125
                                                                   ------------
             TOTAL ITALY                                              2,472,798
                                                                   ------------

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             KOREA--0.6%
     14,000  Korea Electric Power (Energy)                         $    576,395
                                                                   ------------
             MEXICO--4.0%
    268,189  Cementos Astsk--Class 'B' (Materials)                      866,106
     52,500  Empresas Ica Sociedad Controladora (Materials)             512,359
  1,758,000  Grupo Financiero Bancomer--Class 'B' (Banks)*              463,156
     65,000  Grupo Financiero Bancomer--Class 'L' (Banks)*               15,283
  1,247,822  Grupo Situr (Consumer Goods)*                              390,607
    125,418  Nadro--Class 'L' (Health Care)                             399,703
    556,173  Soriana--Class 'B' (Consumer Goods)                        559,324
    670,050  Telmex--Class 'L' (Services)                               939,589
                                                                   ------------
             TOTAL MEXICO                                             4,146,127
                                                                   ------------
              NETHERLANDS--3.4%
     12,160  ABN Amro Holdings (Banks)                                  510,970
     34,290  IHC Caland (Consumer Goods)                                975,802
     20,900  K.L.M. NLG 20 (Services)                                   690,132
     23,000  Nedlloyd Group (Services)*                                 584,548
      8,285  Wolters Kluwer (Consumer Goods)                            754,041
                                                                   ------------
             TOTAL NETHERLANDS                                        3,515,493
                                                                   ------------
              NEW ZEALAND--3.3%
    168,100  Air New Zealand- Class 'B' (Services)                      577,734
    530,146  Lion Nathan Ltd. (Consumer Goods)                        1,200,726
    394,600  New Zealand Telecommunications (Services)                1,634,171
                                                                   ------------
             TOTAL NEW ZEALAND                                        3,412,631
                                                                   ------------
              PERU--2.3%
    347,864  Backus and Johnson--Class 'T' (Consumer Goods)             622,994
     63,633  Cementos Lima--Class 'C' (Materials)                       944,817
    123,928  Minsur--Class 'T' (Materials)                              862,629
                                                                   ------------
             TOTAL PERU                                               2,430,440
                                                                   ------------

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET

                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             PHILIPPINES--4.1%
    116,300  Bacnotan Consolidated Industries--Class 'B'
               (Materials)                                         $    761,008
    878,000  J.G. Summit (Diversified)                                  246,705
    104,000  Jardine Davies Inc. (Diversified)                          580,447
     18,340  Philippine Long Distance Telephone (Services)            1,023,595
     93,734  Philippine National Bank (Banks)*                          790,134
  6,186,000  Robinson Land Corporation--Class 'B'
               (Financial Services & Property)*                         916,709
                                                                   ------------
             TOTAL PHILIPPINES                                        4,318,598
                                                                   ------------
              POLAND--1.4%
    134,202  Elektrim (Capital Goods)                                   448,799
    414,820  Mostostal Export (Capital Goods)*                          972,763
                                                                   ------------
             TOTAL POLAND                                             1,421,562
                                                                   ------------
              SINGAPORE--3.3%
    203,120  City Developments (Financial Services & Property)        1,257,375
    412,998  Hong Kong Land Holdings Ltd. (Financial Services &
               Property)                                                743,396
      8,000  Jardine Matheson Holdings (Diversified)                     48,800
    114,769  Oversea Chinese Bank--Class 'F' (Banks)                  1,347,836
                                                                   ------------
             TOTAL SINGAPORE                                          3,397,407
                                                                   ------------
              SOUTH AFRICA--4.1%
    191,700  East Rand Property Mines (Materials)*                      107,770
    122,631 Free State Consolidated Gold Mines Ltd. (Materials) 1,143,410 1,058,823 Iron and Steel Corporation of South Africa
               (Materials)                                            1,074,357
        565  Murray & Roberts Ord. (Diversified)*                         3,952
     61,263  Sasol (Energy)                                             529,214
     45,100  South African Pulp and Paper Industries (Materials)        853,394
     38,645  Western Areas Gold Mining (Materials)                      540,490
                                                                   ------------
             TOTAL SOUTH AFRICA                                       4,252,587
                                                                   ------------

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             SPAIN--3.5%

     50,492  Aumar (Services)                                      $    581,724
     27,000  Enher (Utilities)                                          549,078
     28,914  Repsol (Energy)                                            864,219
     91,700  Telefonica De Espanol (Services)                         1,157,999
     33,035  Vallehermoso (Financial Services & Property)               535,007
                                                                   ------------
             TOTAL SPAIN                                              3,688,027
                                                                   ------------
              SWITZERLAND--2.9%
        743  BBC Brown Boveri (Capital Goods)                           862,691
      4,930  Interdiscount Bearer Shares (Consumer Goods)*              564,173
      4,585  Swiss Bank Corporation--Registered (Banks)                 940,409
      1,090  Sulzer--Registered (Capital Goods)                         698,521
                                                                   ------------
             TOTAL SWITZERLAND                                        3,065,794
                                                                   ------------
              THAILAND--3.2%
    106,000  Alphatec Electronics (Electronics & Electrical
               Equipment)                                             1,331,320
    515,633  Bangkok Metropolitan Bank (Banks)                          522,601
     19,382  Bumrungrad Hospital (Services)                              32,451
    158,715  Nation Publishing Group (Consumer Goods)                   223,154
    150,000  Thai Farmers Bank FS (Banks)                             1,240,063
                                                                   ------------
             TOTAL THAILAND                                           3,349,589
                                                                   ------------
              TURKEY--2.9%
  3,024,000  AK Bank (Banks)                                            795,945
  1,739,000  Eregli Demir Celik Fabrikalari (Materials)                 206,822
    540,000  Global Securities (Financial Services & Property)*          67,382
  5,738,685  NETAS (Consumer Goods)                                   1,985,994
                                                                   ------------
             TOTAL TURKEY                                             3,056,143
                                                                   ------------
              UNITED KINGDOM--8.6%
     97,000  Albright & Wilson ORD (Materials)                          243,683
     63,950  B A T Industries ORD (Consumer Goods)                      524,403
    158,210  Cable & Wireless PLC (Electronics & Electrical
               Equipment)                                             1,034,883

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE
  SHARES                           SECURITY                          (NOTE 1)
-----------  ----------------------------------------------------  ------------
             UNITED KINGDOM (Continued)
     74,607  Carlton Communications PLC (Electronics & Electrical
               Equipment)                                          $  1,135,765
    151,880  Grand Metropolitan PLC (Consumer Goods)                  1,051,070

    133,000  Mirror Group Newspaper PLC (Consumer Goods)                350,934
    137,000  Penninsula & Oriental DFD (Diversified)                  1,043,337
    187,942  Royal Insurance Holdings PLC
               (Financial Services & Property)                        1,159,583
    102,767  Siebe PLC (Diversified)                                  1,221,848
     90,158  The Boots Company PLC (Health Care)                        797,006
     72,458  The General Electric Company PLC (Capital Goods)           359,479
                                                                   ------------
             TOTAL UNITED KINGDOM                                     8,921,991
                                                                   ------------
             VENEZUELA--0.2%
    379,633  Electricidad De Caracas (Energy)                           239,119
                                                                   ------------
             TOTAL COMMON & PREFERRED STOCKS                         99,579,696
                                                                   ------------
 CONVERTIBLE BONDS--1.0%

 PRINCIPAL
  AMOUNT
-----------
             INDIA--0.7%
   $920,000  Sterlite Industries, 3 1/2%, 6/30/99 (Capital Goods)       749,800
                                                                     ----------
             SOUTH AFRICA--0.3%
    300,000  South African Pulp and Paper Industries, 7.5%, 1/8/02
               (Materials)                                              306,750
                                                                     ----------
             TOTAL CONVERTIBLE BONDS                                  1,056,550
                                                                     ----------

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                    October 31, 1995 (Continued)
--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE
  UNITS                           SECURITY                            (NOTE 1)
---------  -------------------------------------------------------  ------------
WARRANTS--1.2%
           FRANCE
   56,252  Christian Dior, 6/30/98 (Consumer Goods)*                $    587,880
    7,106  Pinault au Printemps Redoute, 8/2/96 (Consumer Goods)*        648,422
                                                                    ------------
           TOTAL FRANCE                                                1,236,302
                                                                    ------------
           TOTAL WARRANTS                                              1,236,302
                                                                    ------------

TOTAL INVESTMENTS--97.8%
   (Identified cost $103,095,276)(a)                                 101,872,548

CASH AND OTHER ASSETS NET OF LIABILITIES--2.2%                         2,321,938
                                                                    ------------
NET ASSETS--100.0%                                                  $104,194,486
                                                                    ============
------------------
    * Non-income producing security.
  (a) The aggregrate cost for federal income tax purposes at October 31, 1995 was $104,064,760, the aggregate gross unrealized appreciation is $9,512,301, and the aggregate gross unrealized depreciation is $11,704,513, resulting in net unrealized depreciation of $2,192,212.
 ADR: American Depositary Receipts.
 ORD: Ordinary Shares.

                       See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at market value
     (Cost $103,095,276)........................................   $101,872,548
  Cash..........................................................      3,485,594
  Unrealized appreciation on foreign currency contracts sold....        362,850
  Receivable for:
        Investment securities sold..............................        165,028
        Fund shares sold........................................         39,700
        Dividends...............................................        175,738
        Interest................................................         24,685
        Other...................................................        140,171
  Deferred organization expense.................................         55,279
                                                                   ------------
        Total assets.............................................   106,321,593
                                                                   ------------

LIABILITIES:
  Payable for investment securities purchased....................     1,814,290
  Unrealized depreciation on foreign currency contracts sold.....       111,851
  Payable for Fund shares redeemed...............................        45,000
  Accrued expenses...............................................       155,966
                                                                   ------------
        Total liabilities........................................     2,127,107
                                                                   ------------

NET ASSETS.......................................................  $104,194,486
                                                                   ============
Net Assets consist of:
  Paid-in capital................................................  $110,622,218
  Distributions in excess of net investment income...............      (113,533)
  Accumulated net realized loss on investments and foreign
     currency transactions.......................................    (5,348,822)
  Net unrealized depreciation on investments and
     foreign currency translations...............................      (965,377)
                                                                   ------------

NET ASSETS.......................................................  $104,194,486
                                                                   ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($104,194,486/10,635,020)......................................         $9.80
                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE ($9.80/.955)....................        $10.26
                                                                   ============

                       See Notes to Financial Statements.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                         STATEMENT OF OPERATIONS
                                      For the fiscal year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME:
  Dividends (net of foreign withholding tax of
     $317,274)......................................  $ 2,582,047
  Interest..........................................      214,425
                                                      -----------
        Total income................................                $ 2,796,472
                                                                    -----------
EXPENSES:
  Investment Advisory...............................      771,294
  Shareholder Servicing.............................      237,518
  Custody...........................................      193,103
  Administration....................................      143,716
  Audit.............................................       36,650
  Transfer Agent....................................       30,706
  Printing and Postage..............................       25,134
  Legal.............................................       23,581
  Registration......................................       22,798
  Amortization of organization expense..............       21,293
  Insurance.........................................       15,627
  Directors.........................................       10,000
  Distribution......................................        8,042
  Miscellaneous.....................................          873
                                                      -----------
        Total expenses..............................    1,540,335
                                                      -----------
  Less fees waived by Administrator.................          (84)
  Less fees waived by Advisor.......................      (91,974)
                                                      -----------
        Net expenses................................                  1,448,277
                                                                    -----------
  NET INVESTMENT INCOME.............................                  1,348,195
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS:
  NET REALIZED LOSS ON:
     Investments....................................   (1,984,313)
     Foreign currency transactions..................   (2,954,776)   (4,939,089)
                                                      -----------   -----------
  NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) ON:
     Investments....................................   (7,374,788)
     Translations of assets and liabilities in
        foreign currencies and foreign currency
        contracts...................................    2,091,096    (5,283,692)
                                                      -----------   -----------
NET REALIZED AND UNREALIZED LOSS....................                (10,222,781)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................                ($8,874,586)
                                                                    ===========


                       See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FISCAL YEAR ENDED
                                                           OCTOBER 31,
                                                 ------------------------------
                                                      1995            1994
                                                 --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income......................     $   1,348,195   $     642,716
  Net realized loss on investments and
     foreign currency transactions...........        (4,939,089)     (1,758,572)
  Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency translations...........        (5,283,692)      4,164,535
                                                  -------------   -------------
  Net increase (decrease) in net assets from
     operations..............................        (8,874,586)      3,048,679
                                                  -------------   -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................          (755,605)         --
                                                  -------------   -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales of capital stock...        26,859,241      92,332,258
  Reinvestment of dividends..................           751,802          --
  Net cost of capital stock redeemed.........       (18,315,186)     (2,808,785)
                                                  -------------   -------------
  Net increase in net assets resulting from
     capital stock transactions..............         9,295,857      89,523,473
                                                  -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS......          (334,334)     92,572,152

NET ASSETS:
  Beginning of period........................       104,528,820      11,956,668
                                                  -------------   -------------
  End of period (including accumulated
     undistributed/ (distributions in excess
     of) net investment income of $(113,533)
     and $643,896 respectively)..............     $ 104,194,486   $ 104,528,820
                                                  =============   =============

                       See Notes to Financial Statements.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Selected per share data for a share outstanding throughout each period and ratios/supplemental data

                                                                OCTOBER 22, 1993
                                             FISCAL YEAR ENDED  (COMMENCEMENT OF
                                                OCTOBER 31,      OPERATIONS) TO
                                           ---------------------    OCTOBER 31,
                                             1995        1994          1993
                                           --------   ----------   ------------
Net asset value, beginning of period....   $  10.81   $    10.14   $   10.00
Income from investment operations:
  Net investment income.................       0.04         0.07        --
  Net realized and unrealized gain
     (loss) on investments and foreign
     currencies.........................      (0.97)        0.60        0.14
                                           --------    ---------    --------
  Total from investment operations......      (0.93)        0.67        0.14
                                           --------    ---------    --------
Dividends to shareholders:
  From net investment income............      (0.08)       --          --
                                           --------    ---------    --------
Net asset value, end of period..........   $   9.80    $   10.81    $  10.14
                                           ========    =========    ========
  Total return*.........................       (8.6%)        6.6%        1.4%

Ratios/Supplemental data:
  Net assets, end of period (in 000's)..   $104,194     $104,529    $ 11,957
  Ratio of expenses to average net
     assets before waiver of expenses...       1.60%        1.70%       2.50%**+
  Ratio of expenses to average net
     assets.............................       1.50%        1.50%       1.50%**
  Ratio of net investment income (loss)
     to average net assets..............       1.40%        0.90%      (0.91%)**
  Portfolio turnover rate...............         32%          23%          0%

------------------
 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** Annualized.
 + The calculation takes state expense limitations into consideration.

                       See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury International Fund (the 'Portfolio') is a separate series of Old Westbury Funds, Inc. (the 'Fund'), a Maryland corporation registered under the Investment Company Act of 1940 (the 'Act'), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 1995, the Portfolio was the only series of the Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ('Bessemer'), the Portfolio's investment advisor (the 'Advisor'), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1995  (Continued)
--------------------------------------------------------------------------------
supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

     B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:

          (i) value of investment securities, other assets and liabilities--at the current rates of exchange.

          (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such translations.

     Although the net assets of the Fund are presented at the foreign exchange rates and values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the value of portfolio securities sold during the period.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

     C. FORWARD FOREIGN CURRENCY CONTRACTS. The Fund enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1995  (Continued)
--------------------------------------------------------------------------------

     Forward foreign currency contracts open at October 31, 1995:

                                                                    UNREALIZED
                              DELIVER                              APPRECIATION/
 CONTRACTS     FORWARD SALE     DATE       VALUE      PROCEEDS    (DEPRECIATION)

-----------  ---------------  --------  -----------  -----------  --------------
  1,826,593  ECU............  1/26/96   $ 2,376,580  $ 2,300,000    $(76,580)
 13,388,177  ECU............  6/28/96    17,356,970   17,617,064     260,094
  5,494,956  ECU............  6/28/96     7,150,586    7,253,342     102,756
  3,792,570  ECU............  6/28/96     4,935,271    4,900,000     (35,271)
                                        -----------  -----------    --------
                                        $31,819,407  $32,070,406    $250,999
                                        ===========  ===========    ========

------------------
ECU: European Currency Units.

     D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

     E. DEFERRED ORGANIZATION EXPENSES. Expenses incurred by the Fund in connection with its organization and the initial public offering of the Portfolio's shares are being amortized on a straight-line basis over a five-year period. The amount paid by the Portfolio on any redemption of the Portfolio's initial shares will be reduced by the pro rata portion of any unamortized organization expense which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

     F. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     For the years ended October 31, 1995 and October 31, 1994 the Fund had for federal income tax purposes unused capital loss carryovers of approximately $3,982,415 and $408,316, which will expire in 2003 and 2002, respectively.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1995  (Continued)
--------------------------------------------------------------------------------

     G. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated October 12, 1993, the Fund has retained Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the Advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

     B. ADMINISTRATION FEES. The Fund has retained Signature Broker-Dealer Services, Inc. ('Signature') to serve as administrator, distributor and shareholder servicing agent. Signature provides administrative services necessary for the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization of the Fund; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Fund's officers and Directors affiliated with Signature. For providing these services, Signature receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Portfolio up

OLD WESTBURY INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1995  (Continued)
--------------------------------------------------------------------------------

to $100 million; 0.10% of such assets from $100 million to $250 million; and 0.05% of such assets over $250 million.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors have adopted a distribution and service plan (the 'Plan') for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio has entered into a distribution agreement and a shareholder servicing agreement with Signature and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Signature is permitted to receive payments from the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Signature and Bessemer will not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Signature provides for reimbursement to Signature by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTORS' FEES. Each Director who is not an 'interested person' (as defined in the Act) of the Fund receives a $5,000 annual retainer and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books and records of the Portfolio's securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.

                                                 OLD WESTBURY INTERNATIONAL FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1995  (Continued)
--------------------------------------------------------------------------------

3. CAPITAL STOCK. The Fund has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in the Portfolio. Transactions in shares of capital stock were as follows:

                                                          FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                      -------------------------
                                                          1995         1994
                                                      ------------  -----------
Common stock sold...................................     2,725,287    8,770,277
Reinvestment of dividends...........................        78,231      --
Common stock redeemed...............................    (1,842,187)    (276,180)
                                                      ------------  -----------
Net increase........................................       961,331    8,494,097
                                                      ============  ===========

4. PURCHASES AND SALES OF SECURITIES. For the fiscal year ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $42,769,432 and $30,511,907, respectively.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Board of Directors and the Shareholders of Old Westbury Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Old Westbury Funds, Inc. (consisting of Old Westbury International Fund) as of October 31, 1995, the related statements of operations for the year then ended, and of changes in net assets for the two years then ended and the financial highlights for the two years then ended, and for the period October 22, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Old Westbury Funds, Inc. at October 31, 1995, the results of its operations, the changes in its net assets for the two years then ended and the financial highlights for the two years then ended, and for the period October 22, 1993 to October 31, 1993, in conformity with generally accepted accounting principles.


                                           DELOITTE & TOUCHE LLP

New York, New York
December 11, 1995

INVESTMENT ADVISOR:
Bessemer Trust Company, N.A.
630 Fifth Avenue
New York, New York 10111
(212) 708-9100

DISTRIBUTOR, ADMINISTRATOR, AND
SHAREHOLDER SERVICING AGENT:
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, Massachusetts 02116
(617) 423-0800

SHAREHOLDER SERVICING AGENT:
Bessemer Trust Company, N.A.
630 Fifth Avenue
New York, New York 10111
(212) 708-9100